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                                                                    EXHIBIT 10.2

                               JO-ANN STORES, INC.

                  LIST OF EXECUTIVE OFFICERS WHO ARE PARTIES TO
          THE SPLIT DOLLAR LIFE INSURANCE AGREEMENT WITH THE REGISTRANT

-        Alan Rosskamm
-        David Bolen
-        Brian Carney
-        Rosalind Thompson


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